SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: July 25, 1998


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
                                  Series 1995-4
       ------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)



     New York                  33-94190                  13-4994650
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)

               270 Park Avenue, New York               10017
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (212)  270-6000

Item 5.  Other Events.
         -------------

     On or about July 25, 1998 interest with respect to the October, November and December Monthly Periods, as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee
(the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1995-4 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits
            --------

            Exhibit No.          Description
            -----------          -----------

              20.1               Monthly Reports with respect to the
                                 April, May and June Monthly
                                 Periods

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK
                                                 As Servicer


                                                 By: /s/Patrick Margey
                                                    --------------------
                                                 Name:  Patrick Margey
                                                 Title: Vice President

Dated:  July 28, 1998

                               INDEX TO EXHIBITS
                               -----------------


           Exhibit No.                Description
           ----------                 -----------

            20.1                 Monthly Reports with respect to the
                                 April, May and June 1998
                                 Monthly Periods